UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2008
Date of Report (Date of earliest event reported)

CLAYTON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51846	20-2660764
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2 Corporate Drive

Shelton, Connecticut 06484

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (203) 926-5600

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes in Registrant’s Certifying Accountant.

(a) and (b) Changes in Independent Registered Public Accounting Firm

On March 28, 2008, the Audit Committee (the “Audit Committee”) of the Board of Directors of Clayton Holdings, Inc. (the “Company”) appointed KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2008. During the years ended December 31, 2006 and 2007 and through March 28, 2008, the Company did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

In connection with the appointment of KPMG, on March 28, 2008 the Audit Committee dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.  The reports issued by Grant Thornton on the Company’s financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and through March 28, 2008, there were no disagreements with Grant Thornton on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused them to make reference to the subject matter in connection with their report of the Company’s financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that in 2006 the Audit Committee discussed with Grant Thornton the existence of a material weakness in the Company’s internal control over financial reporting, as more fully described in the Company’s Quarterly Reports for the three months ended March 31 and June 30, 2006. As disclosed in the Company’s Quarterly Report for the three months ended September 30, 2006, the Company’s management believes the material weakness was remediated as of September 30, 2006.

The Company provided Grant Thornton with a copy of the above disclosures, and requested Grant Thornton furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above.  A copy of such letter from Grant Thornton, dated March 31, 2008, is attached as Exhibit 16.1 to this Report.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

16.1                           Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

CLAYTON HOLDINGS, INC.

April 1, 2008	By:	/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 31, 2008.